Janus Henderson Equity Linked Moderate Income ETF

Ticker: JELM
Principal U.S. Listing Exchange: Cboe BZX Exchange, Inc.

Summary Prospectus dated April 20, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at janushenderson.com/info. You can also get this information at no cost by calling a Janus Henderson representative at 1-877-335-2687 or by sending an email request to prospectusrequest@janushenderson.com.

INVESTMENT OBJECTIVE

Janus Henderson Equity Linked Moderate Income ETF seeks high current income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may pay brokerage commissions and other fees to financial intermediaries on their purchases and sales of Fund shares, which are not reflected in the table or in the example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.59%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.59%

(1) Other Expenses are based on the estimated expenses that the Fund expects to incur during the current fiscal year.

EXAMPLE:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$60	$189

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund was not in operation during the most recent fiscal year, no portfolio turnover information is available as of the date of this Prospectus.

PRINCIPAL INVESTMENT STRATEGY

The Fund will pursue its investment objective by providing investors with income distributions. The Fund currently expects to make distributions on a regular basis. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and equity-linked securities (“80% policy”). The Fund’s equity and equity-linked securities include equity-linked notes (“ELNs”) and swaps that replicate the payout structure of ELNs (together with ELNs, “Equity Linked Instruments”), as well as options, futures contracts, total return swaps (each on equities and

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equity indices), and common stocks. For purposes of the 80% policy, derivative instruments will be valued at their notional value.

ELNs are structured debt instruments that combine aspects of fixed-income investments with potential returns that are tied to the performance of an underlying reference asset, such as single equity security, a basket of equity securities, or an index of equity securities. Unlike a bond with a fixed interest rate, an ELN can have a payout at its maturity that is variable, depending on the performance of the underlying reference asset, as described further below. The Fund may invest up to 25% of its net assets in ELNs.

The Fund may hold cash and cash equivalents, including U.S Treasury Bills.

The Fund intends to generate exposure to Equity Linked Instruments via Autocallable Instruments and Stability Instruments (each as defined below).

Autocallable Instruments. The Fund will have continuous investment exposure to multiple autocallable Equity Linked Instruments (“Autocallable Instruments”). Autocallable Instruments are market-linked instruments (i.e., linked to underlying reference assets) that pay regular coupons and return principal at maturity (or sooner, if called early), as long as the reference asset underlying the instrument does not fall below specific levels. Such notes are designed to be called away (redeemed) before their original maturity dates, usually on pre-determined specific dates (autocall dates) if the underlying asset reaches a predetermined level. The Fund may invest in Autocallable Instruments with differing “coupon rates,” “maturity dates,” “coupon barrier levels,” “maturity barrier levels,” “observation dates” (see “Autocallable Instruments Payout Structure” below) and reference assets. Such investing in Autocallable Instruments seeks to help offset the timing risks inherent in having the same observation dates, maturity date or barrier levels as described below. Generally, the Fund expects to invest approximately 50-100% of its assets in Autocallable Instruments, although such allocation may vary from time to time.

Autocallable Instruments Payout Structure. The Autocallable Instruments have unique mechanics and payout structures that impact the potential return the Fund can expect to receive from its investment in such instruments. Autocallable Instruments include direct autocallable ELNs, as well as instruments that seek to replicate the payout structures of autocallable ELNs. An autocallable ELN is a debt obligation issued by counterparties, including large commercial banks, that is linked to the performance of one or more reference assets that automatically matures (i.e. is “auto-called”) if the reference asset is at or above a defined level (typically its initial level) on predetermined observation dates. The Autocallable Instruments in which the Fund seeks to invest will have a reference asset of either an equity index, single equity issuer, or “worst of” equity index baskets as determined by the worst performing index return in the basket of equity indices. The investment results of an Autocallable Instrument depend on the performance of the reference asset(s), with the payouts being in the form of coupon payments rather than capital appreciation related to the reference asset.

The Autocallable Instruments in which the Fund will invest are expected to have the following investment terms:

Investment Term	Investment Function	JELM
“Coupon Payment”

The payment made by the counterparty of the Autocallable Instrument to the Fund, typically expressed as a percentage of the notional exposure of the instrument. Payable on the Observation Date until maturity.

The coupon payment is established via prevailing current market environments and specific parameters. As of April 20, 2026, the anticipated Coupon Payment from the Autocallable Instruments is expected to be approximately 90-day average SOFR[1] + 3-5%, but is subject to change.

“Autocallable Level”	The level of reference asset at which the Autocallable Instrument will be automatically redeemed, if the value of the reference asset exceeds such level on an Observation Date.	It is anticipated that the Autocallable Level will be set at the initial value of the reference asset upon the execution of the instrument.
“Observation Date(s)”	Periodic dates through the life of the Autocallable Instrument on which the value of the reference asset is measured to determine the payout made by the counterparty, if any.	It is anticipated that the Observation Date(s) will occur approximately semi-annually during the term of the Autocallable Instruments.

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Investment Term	Investment Function	JELM
“Coupon Barrier Level”	Threshold amount of loss of the reference asset which, if exceeded on the Observation Date, a Coupon Payment will not be made.	It is anticipated that the Coupon Barrier Levels for the Autocallable Instruments will be approximately 30% - 90% of the Autocallable Level.
“Maturity Date”	Date on which the Autocallable Instrument expires or terminates, and amounts are paid out by the parties.

The anticipated term of the Autocallable Instruments held in the portfolio will be approximately 2 years as of April 20, 2026, assuming no prior maturation due to exceeding an Autocallable Level on an Observation Date.

“Maturity Barrier Level”

Threshold amount of loss of the reference asset which, if exceeded on the Maturity Date, determines the payouts made under the Autocallable Instrument. If the Maturity Barrier Level is not exceeded, the Fund will retain the full notional value of its investment. If the Maturity Barrier Level is exceeded, the Fund will experience the percentage of losses experienced by the reference asset over the duration of the Autocallable Instrument.

The Fund seeks to limit downside risk associated with reference assets through the operation of the Maturity Barrier Levels imbedded in the Autocallable Instruments.

It is anticipated that the Maturity Barrier Levels for the Autocallable Instruments will be approximately 30% - 90% of the Autocallable Level.

1 SOFR is the Secured Overnight Financing Rate, which is a benchmark rate for U.S. dollar-denominated derivatives and loans. It reflects the cost of borrowing cash overnight, secured by U.S. Treasury securities, and is published daily by the Federal Reserve Bank of New York.

The performance of an Autocallable Instrument is evaluated at the following times: (1) each Observation Date; and (2) the Maturity Date. Below is a sample payout structure of an Autocallable Instrument:

Evaluation Timing	Reference Asset Value	Payout
Observation Date Evaluation	Greater than the Autocallable Level	The Autocallable Instrument is automatically terminated. The Coupon Payment for such date is paid, and the Fund does not participate in any gains of the reference asset.
	Less than the Autocallable Level, but greater than the Coupon Barrier Level	The Coupon Payment is made, and the Autocallable Instrument continues in existence. The Fund does not participate in any losses of the reference asset.
	Below the Coupon Barrier Level	The Coupon Payment is not made by the counterparty, but the Autocallable Instrument continues in existence. The Fund does not participate in any losses of the reference asset.

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Evaluation Timing	Reference Asset Value	Payout
Maturity Date Evaluation	Greater than the Maturity Barrier Level

The Autocallable Instrument returns the principal amount invested. The Fund experiences no gains or losses of the reference asset over the duration of the instrument. The gains experienced by the Fund are the cumulative Coupon Payments received.

Less than the Maturity Barrier Level

The Autocallable Instrument returns the principal amount invested, minus the entirety of the percentage of losses of the reference asset over the duration of the instrument. The losses experienced are equal to the losses of reference asset, offset by the cumulative Coupon Payments received.

The Fund seeks to “ladder” its Autocallable Instrument exposure. “Laddering” is an investment technique which involves diversifying exposure across multiple contracts with various Maturity and Observation Dates rather than holding a single or multiple contracts with the same terms. If an Autocallable Instrument matures or is called, the Fund will roll that exposure by investing into a new Autocallable Instrument. When rolling exposure, there is no obligation for the Fund to enter into a contract with the same reference asset(s) or barriers as the maturing/called contract. This approach is designed to help mitigate against the timing risks that are inherent when investing in Autocallable Instruments with the same Maturity and Observation Dates. As a result of this approach, the Fund will have continuous exposure to Autocallable Instruments that have varying Maturity Dates, Observation Dates, Maturity Barrier Levels, Coupon Barrier Levels and Autocallable Levels.

Stability Instruments. The Fund will have continuous investment exposure to multiple stability Equity Linked Instruments (“Stability Instruments”). Stability Instruments, which are sometimes referred to as “market default obligations,” cause the holders of the instruments to assume the risk of market declines in excess of a predetermined percentage of the prior day’s close. Thus, the reference to “stability” refers not to the providing of a stable return to holders, but rather the fact that returns occur only in instances in which the markets are relatively stable. “Stability” refers to the underlying reference assets trading within a predetermined range; Stability Instruments do not seek to, and will not, maintain a stable value. The Fund will have investment exposure to Stability Instruments by investing in Stability Instruments with differing “coupon rates,” “maturity dates,” “stability levels” (see “Stability Instruments Payout Structure” below) and reference assets. Such investing in Stability Instruments seeks to mitigate the risks associated with investing in any one such instrument. Generally, the Fund expects to invest approximately 0-50% of its assets in Stability Instruments, although such allocation may vary from time to time.

Stability Instruments Payout Structure. The Stability Instruments have unique mechanics and payout structures that impact the potential return the Fund can expect to receive from an investment in such instruments. The Stability Instruments include direct stability ELNs, as well as instruments that seek to replicate the payout structures of stability ELNs. A stability ELN is a debt obligation issued by counterparties, including large commercial banks, that is designed to provide a return based on the performance of a reference asset relative to the prior trading day, with a focus on stability of the performance of the reference asset. The Stability Instruments in which the Fund seeks to invest will have a reference asset of either an equity index or single equity issuer. A Stability Instrument’s payout structure is based on the stability of the performance of the reference asset as compared to the prior trading day. If the performance of the reference asset stays above a predefined level, known as a stability level, then Stability Instrument provides a coupon payment, and a return of principal at maturity. If the performance of the reference asset falls below the stability level, known as a Stability Disruption Event, the Fund will lose money and the Stability Instrument may be redeemed prior to maturity at a reduced value. A Stability Instrument with a leverage feature will further reduce the principal amount returned and coupon payment based on how much the value of the reference asset has fallen below the Stability Level, thus amplifying potential loss.

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The Stability Instruments in which the Fund will invest are expected to have the following investment terms:

Investment Term	Investment Function	JELM
Coupon Payment

Payment made by the counterparty of the Stability Instrument to the Fund, typically expressed as a percentage of the notional exposure of the instrument. Payable on the Maturity Date or more frequently and may be prorated if a Stability Disruption Event occurs.

The coupon payment is established via prevailing current market environments and specific parameters. As of April 20, 2026, the anticipated Coupon Payment from the Stability Instruments will be approximately 90-day average SOFR + 2-3%.

Cash Payment	The variable component of the payout in the form of a return of principal or partial return of principal.	The cash payment is calculated based on the performance of the reference asset and whether a Stability Disruption Event occurs.
Stability Level	The specific level set which a Stability Disruption Event is triggered, affecting the payout. The stability level is generally a fixed percentage of the reference asset’s previous day’s closing value.

The Fund seeks to limit downside risk associated with reference assets through the operation of the Stability Level imbedded in the Stability Instruments.

As of April 20, 2026, it is anticipated that the Stability Level for the Stability Instruments will be approximately 70% - 90% of the value of the reference asset as of the previous day’s closing value.

Leverage Factor

Specifies the multiplier if a Stability Disruption Event occurs, affecting the payout. Any change in the daily performance of a reference asset that triggers a Stability Disruption Event is magnified by the Leverage Factor in calculating the Stability Disruption Event Redemption Amount.

As of April 20, 2026, it is anticipated that the Leverage Factor for the Stability Instruments will be approximately 10.
Stability Disruption Event Redemption Amount	Specifies the adjusted payout if a Stability Disruption Event occurs, calculated using a formula that considers the reference asset’s drop in value.	If a Stability Disruption Event occurs, the Fund would receive the Stability Disruption Event Redemption Amount and the Fund will lose money. See payout structure chart below.
Early Redemption	Allows for the Stability Instrument to be redeemed before the Maturity Date under certain conditions, such as regulatory changes or the occurrence of a Stability Disruption Event as applicable.	As of April 20, 2026, Stability Instruments that all provide for Early Redemption will be approximately 0-50% of the Fund.
Valuation Date(s)

The date the performance of the reference asset, which underlies the Stability Instrument, is assessed to determine whether the value of the reference asset has fallen below the Stability Level, and a Stability Disruption Event occurs.

It is anticipated that the Valuation Dates of a Stability Note will be daily, on the close of each scheduled trading day during the term of the Stability Instrument.
Maturity Date	The date on which the Stability Instrument matures and the final payout is made to the Fund based on the agreed terms.	The anticipated term of the Stability Instruments held in the portfolio will be approximately 1 year as of April 20, 2026.

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Below is a sample payout structure of a Stability Instrument:

Scenario	Payout
No Stability Disruption Event Occurs	1. 100% of the Cash Payment (i.e. principal amount) at the Maturity Date. 2. Coupon Payment at specified coupon rate at the Maturity Date and/or designated payment frequency.
Stability Disruption Event Occurs

1. Adjusted Cash Payment as determined by the Stability Disruption Event Redemption Amount. Payable at early redemption date as applicable. The Fund’s loss is equal to the difference between the actual daily move of the value of the reference asset and the Stability Level, multiplied by the Leverage Factor, up to a maximum of 100%.

2. Coupon Payment at specified coupon rate and may be prorated if a Stability Disruption Event occurs. Payable at early redemption date as applicable.

The Fund will seek to replace or “roll” multiple positions with multiple expiration dates of Equity Linked Instruments at the discretion of the Adviser, to avoid the risk of reinvesting a large portion of assets in an unfavorable market environment. This approach is designed to help offset the timing risks inherent in the investment of an Equity Linked Instrument with a single Maturity and Observation Date, as applicable. Accordingly, the Fund expects to have continuous exposure to multiple Equity Linked Instruments that have varying terms, as described below, to mitigate the risk associated with any one such instrument.

Because the Fund rolls its Equity Linked Instruments, the Fund’s returns are likely to be different than the returns the Fund would produce through investing in a single Equity Linked Instrument. Upon the termination, maturity, or call of any Equity Linked Instrument, the Fund will roll the proceeds from such investment into a new Equity Linked Instrument. The Equity Linked Instruments in which the Fund will invest are expected to be held to maturity and are redeemable by the Fund and callable by the issuer.

The Fund may also invest in other types of derivatives to obtain short investment exposure to underlying reference assets. If the Fund has obtained short investment exposure to an underlying reference asset whose value increases, the Fund will incur a loss. This potential loss is theoretically unlimited. A short exposure through a derivative also exposes the Fund to credit risk, counterparty risk, and leverage risk.

The portfolio managers apply a “bottom up” approach to selecting investments to purchase and sell. This means that the portfolio managers look at securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund’s investment policies.

The Fund is “actively-managed” and does not seek to replicate the composition or performance of any particular index. Accordingly, the portfolio managers have discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective. The Fund may engage in active and frequent trading of portfolio securities.

The Fund is classified as nondiversified, which allows it to hold larger positions in securities of a single issuer, compared to a fund that is classified as diversified.

PRINCIPAL INVESTMENT RISKS

The biggest risk is that the Fund’s returns and yields will vary, and you could lose money. The principal risks associated with investing in the Fund are set forth below.

Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value (“NAV”) may decrease. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

ELN Risk. ELNs are structured notes issued by counterparties which may be financial institutions like large commercial banks, broker-dealers or their affiliates. The Fund pays the principal value of the ELN to the issuer. Investing in ELNs may

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be more costly to the Fund than if the Fund had invested in their underlying reference assets directly. Because of their complexity, ELNs expose the Fund to the risk of improper valuation and mispricing. Because of the structure and terms of ELNs, the Fund may not benefit fully from an increase in the value of the underlying reference assets and the price of an ELN and the underlying reference assets may be imperfectly correlated. ELNs may be subject to liquidity risk and valuation risk because the secondary market for ELNs may be limited, which may cause the value of the ELNs to decline and can make the ELNs difficult to price or sell. ELNs are subject to credit risk.

Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by portfolio management or if the cost of the derivative outweighs the benefit of the hedge.

●

Swap Agreement Risk. The Fund may use swap agreements to implement its investment strategy. Swap agreements are generally traded in over-the-counter (“OTC”) markets. Unlike in futures contracts, the counterparty to uncleared OTC swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the Fund could suffer significant losses on these contracts, the value of an investor’s investment in the Fund may decline, and the Fund may be temporarily limited or disrupted in its ability to implement its investment strategy. The Fund’s counterparty risk may be substantial and will increase as the Fund’s use of OTC swap agreements increases as a percentage of the Fund’s portfolio. OTC swap agreements of the type that may be used by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swap Agreements are also subject to the risk of imperfect correlation between the value of the underlying reference asset and the swap agreement. Leverage inherent in swap agreements will tend to magnify the Fund’s gains and losses.

Credit Risk. Credit risk is the risk that issuer or other obligated party (associated with the Fund’s investments in Equity Linked Instruments) may be unable or unwilling to make Coupon Payments when due, and may negatively impact the Fund’s net asset value. In addition, the value of such investments may decline because of concerns about the issuer’s ability or unwillingness to make such payments. While the Fund will review the credit rating of issuers to assess such issuer’s overall creditworthiness, any such rating will not provide an assessment of a specific financial obligation of the issuer, such as an Equity Linked Instrument.

Reference Asset Risk. If the prices of a reference asset move adversely, the Fund may realize losses to part or all of its principal investments in Equity Linked Instruments and the Fund may be unable to generate monthly income. Returns of a reference asset can be highly volatile. Investors should be able to tolerate significant fluctuations.

Liquidity Risk. An Equity Linked Instrument may be difficult or impossible to sell at the time that portfolio management would like or at the price that portfolio management believes the Equity Linked Instrument is currently worth. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. In usual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced).

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation

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established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Barrier Risk. The Coupon and Maturity Barrier Levels of an Autocallable Instrument set forth the threshold amount of loss the underlying reference asset(s) (e.g., the applicable equity index, equity security, or worst performing equity index) could experience before the Fund would forfeit, respectively, Coupon Payments and/or a portion or all of the initial notional amount invested in such Autocallable Instrument. If the Coupon Barrier Level is exceeded on an Observation Date, the Fund will forfeit the Coupon Payment for such period. Accordingly, it is possible that the Fund may not receive any Coupon Payments by an Autocallable Instrument. If the Maturity Barrier Level is exceeded on the Maturity Date, the Fund will forfeit the percentage of the initial notional amount it invested in the Autocallable Instrument that is equal to the entire amount of loss that the underlying reference asset experienced since the start of the term of the Autocallable Instrument (as set by its initial value), and not just the percentage amount below the Barrier Level. It is possible that the Fund could forfeit the entire initial notional amount of its investment, in addition to some or all of the Coupon Payments. Accordingly, it is also possible that the Fund may lose its entire investment in Equity Linked Instruments notwithstanding the downside protection intended to be provided by the Equity Linked Instrument and the risk mitigation intended to be provided by a laddered portfolio.

Call Risk. Equity Linked Instruments with call features may be redeemed, or “called,” before their stated Maturity Date if a predetermined threshold is exceeded on a given Observation Date. In this event, the Fund will forego all future Coupon Payments. If an instrument is called prior to its Maturity Date, the Fund’s income may decrease if the Fund must reinvest the proceeds into an Equity Linked Instrument with a lower Coupon Rate. Further, in the event an Equity Linked Instrument is called, there is no guarantee that the Fund will be able to invest in a new Equity Linked Instrument or that such new instrument will have similar terms.

Autocallable Instruments Payoff Structure Risk. Autocallable Instruments do not guarantee a return of principal and limit the positive investment return that can be achieved due to the automatic call feature that is triggered when the reference asset’s performance exceeds the initial value. The Fund does not participate in any upside gain of the reference asset if the autocall feature is triggered. If the autocall feature is triggered, the Fund would also forego any remaining Coupon Payments and may be unable to invest in another Autocallable Instrument with a similar level of risk and comparable coupon rate. A high coupon rate is generally understood to provide the Fund, as an investor in Autocallable Instrument, additional compensation for holding a security with a greater potential exposure to negative risk events when compared to other fixed income investments such as U.S. Government Securities. However, coupon rates alone do not determine the risk of the Autocallable Instrument. Because the Autocallable Instruments do not participate in any upside performance of the reference asset, the Fund’s positive returns are limited to the Coupon Payments. If the autocall feature is triggered, the Fund will forego future Coupon Payments, any positive returns may be limited, and the Fund may lose a portion or all of its investment in the Autocallable Instruments. Further, the Fund may be unable to invest the proceeds in a subsequent Autocallable Instrument or one with similar terms, and therefore the Fund may not achieve its investment objective.

Stability Instruments Payoff Structure Risk. Stability Instruments do not guarantee a return of principal at risk and the Fund may receive back less than the amount it invested. The Fund does not participate in any upside gain of the reference asset. Stability Instruments may be subject to early redemption in the event of a Stability Disruption Event. In such circumstances, the Stability Instruments may be redeemed prior to the Maturity Date for substantially less than their original purchase price. A high coupon rate is generally understood to provide the Fund, as an investor in Stability Instrument, additional compensation for holding a security with a greater potential exposure to negative risk events when compared to other fixed income investments such as U.S. Government Securities. However, coupon rates alone do not determine the risk of the Stability Instrument. A Stability Instrument will not maintain a stable value.

● Leverage Factor Risk. The occurrence of a Stability Disruption Event will incur leveraged capital losses which amount might be determined prior to the Final Valuation Date. The Leverage Factor applied in the calculation of the Stability Disruption Event Redemption Amount magnifies the losses suffered by the Fund, especially if the reference asset experiences a sharp decline in value as compared to the prior trading day.

Counterparty Risk. Fund transactions involving a counterparty are subject to counterparty risk, which is the risk that the counterparty or a third party will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund may be exposed to counterparty risk through its investments in certain securities,

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including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of forwards, swaps, futures, and options), autocallable instruments, and stability instruments. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Distribution Tax Risk. The Fund currently expects to make distributions on a regular basis. While the Fund will normally pay its income as distributions, the Fund’s distributions may exceed the Fund’s income and gains for the Fund’s taxable year. The Fund may be required to reduce its distributions if it has insufficient income. Additionally, there may be times the Fund needs to sell securities when it would not otherwise do so and could cause the distributions from that sale to constitute return of capital. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. Return of capital distributions do not represent income or gains generated by the Fund’s investment activities and should not be interpreted by shareholders as such. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to Fund shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the Fund shareholder holds shares of the Fund as capital assets. Additionally, any capital returned through distributions will be distributed after payment of Fund fees and expenses. Because the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period. In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Substantial uncertainties exist related to the calculation of income from the Equity Linked Instruments. The Fund intends to calculate the income from the contacts using the IRS rules for notional principal contracts. However, the application of such rules to the Equity Linked Instruments may be subject to challenge or varying interpretation. If the Fund is incorrect in its calculation of income, the Fund may be required to make an extraordinary distribution to distribute prior undistributed income or recharacterize prior distributions.

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.

U.S. Government Securities Risk. Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets and, in turn, negatively affect the value of the Fund’s investment. Certain U.S. Government securities are not guaranteed or backed by the full faith and credit of the United States. For these securities, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

Issuer Concentration Risk. The Fund’s portfolio may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer held by the Fund and may be susceptible to greater losses because of these developments. The Fund’s policy of concentrating its portfolio on a smaller number of holdings could result in more volatility in the Fund’s performance and share price.

Rule 144A Securities and Other Exempt Securities Risk. Investments in securities issued under Regulation S and Rule 144A under the Securities Act of 1933 (the “Securities Act”) and other securities exempt from certain registration requirements, could have the effect of decreasing the Fund’s liquidity profile or preventing the Fund from disposing of them promptly at

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advantageous prices. Investments in securities exempt from certain registration requirements may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available.

Short Exposure Risk. The Fund may enter into a derivatives transaction to obtain short investment exposure to the underlying reference asset. If the value of the underlying reference asset on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. This potential loss is theoretically unlimited. A short exposure through a derivative also exposes the Fund to credit risk, counterparty risk, and leverage risk.

Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform its benchmark index or other mutual funds with similar investment objectives.

Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.

Nondiversification Risk. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended (the “1940 Act”). This gives the Fund’s portfolio management more flexibility to hold larger positions in securities than a fund that is classified as diversified. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s NAV and total return.

New/Smaller Sized Fund Risk. Because the Fund is relatively new, it has a limited operating history and a small asset base. The Fund’s performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger. If a new or smaller fund were to fail to attract sufficient assets to achieve or maintain economies of scale, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.

Tax Risk. The Fund intends to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Code. The federal income tax treatment of the securities in which the Fund may invest, including the Fund’s usage of Autocallable Instruments, may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult to comply with the tax requirements applicable to RICs if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. Any such failure to comply with the rules applicable to RICs could cause the Fund to fail to qualify as such. To qualify and maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. Among other requirements, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income and the Fund’s assets must be diversified so that at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, subject to certain other limitations. The Fund will also need to manage its exposure to derivatives counterparties for purposes of satisfying the diversification test. If the Fund were to fail to meet the qualifying income test or asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance. Additionally, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear and may have adverse tax consequences, including but not limited to the Fund losing its status as a RIC.

To maintain its status as a RIC, the Fund must distribute 90% of its investment company taxable income annually. In addition, to avoid a non-deductible excise tax, the Fund must distribute 98% of its ordinary income and 98.2% of its capital gain net income. Separately, depending upon the circumstances, sales to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome.

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ETF Risks. The Fund is an exchange-traded fund (“ETF”), and, as a result of the Fund utilizing an ETF’s structure, it is exposed to the following risks:

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Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs may engage in creation or redemption transactions directly with the Fund and they have no obligation to submit creation or redemption orders. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, the Fund’s shares may trade at a material discount to the net asset value (“NAV”) and possibly face delisting from Cboe BZX Exchange, Inc. (the “Exchange”): (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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Costs of Buying or Selling Shares. Due to the costs of buying or selling Fund shares, frequent trading of the Fund’s shares may significantly reduce investment results and an investment in the Fund may not be advisable for investors who anticipate regularly making small investments.

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Shares Trade at Prices Other Than NAV. As with all ETFs, the Fund’s shares are bought and sold on the Exchange at market prices. There may be times when the market price of the Fund’s shares is more than the NAV (premium) or less than the NAV (discount) due to supply and demand for the Fund’s shares. This risk is heightened during periods of steep market declines and/or periods when there is limited trading activity for the Fund’s shares on the Exchange.

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Trading. There can be no assurance that the Fund’s shares will trade with any volume, or at all, on the Exchange. There can be no assurance that an active trading market for Fund shares will develop or be maintained. Furthermore, during a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly resulting in the Fund’s shares trading at a substantial discount to NAV. Flash crashes may also cause APs and other market makers to limit or cease trading in the Fund’s shares.

In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Shareholders could suffer significant losses to the extent that they sell shares during a flash crash or when the Exchange’s circuit breaker rules are in effect.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of operations. Performance information for certain periods will be included in the Fund’s first annual and/or semiannual report and will be made available at janushenderson.com/info or by calling 1-800-668-0434.

MANAGEMENT

Investment Adviser: Janus Henderson Investors US LLC

Portfolio Management: David Elms is Co-Portfolio Manager of the Fund, which he has co-managed since inception in April 2026. Jamie Sandells, PhD, is Co-Portfolio Manager of the Fund, which he has co-managed since inception in April 2026. Natasha Sibley, CFA, is Co-Portfolio Manager of the Fund, which she has co-managed since inception in April 2026.

PURCHASE AND SALE OF FUND SHARES

The Fund is an actively-managed ETF. Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at NAV in large increments called “Creation Units” through APs and the Adviser may modify the Creation Unit size with prior notification to the Fund’s APs. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities with a cash balancing amount and/or all cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on the Exchange, and individual investors can purchase or sell shares in much smaller increments

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for cash in the secondary market through a broker-dealer. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

Investors purchasing or selling shares in the secondary market may also incur additional costs, including brokerage commissions, and an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Historical information regarding the Fund’s bid/ask spread, when available, can be accessed on Janus Henderson’s website at janushenderson.com/performance and then selecting the Fund.

TAX INFORMATION

The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed at ordinary income tax rates upon withdrawal of your investment from such account). A sale of Fund shares may result in a capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its affiliates may pay broker-dealers or intermediaries for the sale and/or maintenance of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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